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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 20, 2002

                          Ponte Nossa Acquisition Corp.
             (Exact name of registrant as specified in its charter)

              Delaware               0-25611                33-0838660
   (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)

                         18271 McDurmott West, Suite A-1
                            Irvine, California 92614
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (949) 474-7020

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

         On December 20, 2002, the Registrant entered into a Second Amended and Restated Agreement and Plan of Merger with VisiJet, Inc. and VisiJet Acquisition Corporation, relating to the proposed merger between Registrant and VisiJet, Inc. The Second Amended and Restated Agreement and Plan of Merger amends and restates the Amended and Restated Agreement and Plan of Merger between Registrant, VisiJet, Inc., and VisiJet Acquisition Corporation, dated as of November 27, 2002

Item 7.  Financial Statements and Exhibits

         Exhibit 2 Second Amended and Restated Agreement and Plan of Merger, dated December 20, 2002 between Registrant, VisiJet, Inc. and VisiJet Acquisition Corporation.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Ponte Nossa Acquisition Corp.

                                 By: /s/ Laurence Schreiber
                                     -------------------------------------------
                                     Laurence Schreiber, Chief Executive Officer

Date: January 7, 2003

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